Exhibit 99.1

Sixth Updated DIP Budget

(US $ MMs)

	A / F Fiscal Month Fiscal Week Year Week Ending	F Nov 40 FY20 7-Nov	F Nov 41 FY20 14-Nov	F Nov 42 FY20 21-Nov	F Nov 43 FY20 28-Nov	F Nov 44 FY20 5-Dec	F Dec 45 FY20 12-Dec	F Dec 46 FY20 19-Dec	F Dec 47 FY20 26-Dec	F Dec 48 FY20 2-Jan	F Jan 49 FY20 9-Jan	F Jan 50 FY20 16-Jan	F Jan 51 FY20 23-Jan	F Jan 52 FY20 30-Jan	5 Nov 44 FY20 5-Dec	4 Dec 48 FY20 2-Jan	4 Jan 52 FY20 30-Jan	13-Weeks 1-Nov thru 30-Jan
	Net Sales	$127	$134	$154	$290	$242	$273	$316	$275	$115	$90	$89	$99	$96	$948	$979	$374	$2,300

Collections & Disbursements

Cash Receipts

1	Sales Receipts	$123	$135	$152	$255	$281	$264	$309	$292	$160	$101	$92	$99	$103	$946	$1,025	$395	$2,365
2	Other Receipts	8	8	21	6	6	14	16	28	17	5	6	95	6	50	75	113	238

Total Collections		$131	$144	$173	$262	$287	$278	$324	$320	$178	$106	$98	$194	$109	$996	$1,100	$507	$2,603

Operating Disbursements

3	Domestic Merchandise Vendor	$(34)	$(62)	$(71)	$(63)	$(39)	$(36)	$(45)	$(43)	$(39)	$(41)	$(38)	$(59)	$(54)	(269)	(163)	(193)	(625)
4	Import Merchandise Vendor	(10)	(25)	(24)	(18)	(19)	(22)	(20)	(18)	(17)	(17)	(16)	(16)	(13)	(95)	(77)	(63)	(235)
5	Sales, Use, and Other Taxes	(2)	(16)	(54)	(0)	(1)	(9)	(23)	(21)	(3)	(2)	(15)	(14)	(16)	(72)	(55)	(46)	(174)
6	Freight, Duty, and Broker	(8)	(9)	(27)	(9)	(9)	(8)	(8)	(26)	(8)	(6)	(6)	(22)	(7)	(62)	(49)	(41)	(152)
7	Payroll and Benefits	(19)	(37)	(23)	(25)	(36)	(31)	(33)	(28)	(33)	(25)	(34)	(22)	(54)	(140)	(126)	(135)	(401)
8	Occupancy	(19)	(10)	(12)	(10)	(15)	(16)	(7)	(13)	(14)	(14)	(9)	(10)	(28)	(66)	(49)	(60)	(174)
9	Non-Marketing Operating (NFR)	(9)	(25)	(18)	(12)	(11)	(18)	(19)	(20)	(12)	(16)	(15)	(15)	(9)	(75)	(70)	(55)	(200)
10	Marketing	(6)	(25)	(11)	(7)	(7)	(7)	(7)	(10)	(7)	(5)	(3)	(2)	(2)	(55)	(30)	(13)	(98)
11	Other	—	—	—	—	—	—	—	—	—	—	—	—	(8)	—	—	(8)	(8)

Total Operating Disbursements		$(107)	$(209)	$(238)	$(143)	$(136)	$(147)	$(162)	$(178)	$(133)	$(126)	$(137)	$(160)	$(191)	$(834)	$(619)	$(614)	$(2,067)

Non-Operating Disbursements

12	Debt Service and Fees	$(16)	$(1)	$(1)	$(1)	$(11)	$(1)	$(1)	$(1)	$(48)	$(1)	$(1)	$(1)	$(1)	(28)	(49)	(2)	(79)
13	Restructuring Professionals	—	(6)	(1)	(2)	(6)	(2)	(6)	(3)	(6)	(2)	(12)	(2)	(7)	(16)	(17)	(23)	(56)
14	Other Non-Operating	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(4)	(3)	(4)	(12)

Total Non-Operating Disbursements		$(16)	$(8)	$(2)	$(4)	$(18)	$(3)	$(7)	$(4)	$(55)	$(4)	$(13)	$(4)	$(8)	$(48)	$(70)	$(29)	$(146)

Net Cash Flow		$7	$(73)	$(68)	$115	$133	$128	$156	$138	$(10)	$(24)	$(52)	$31	$(90)	$114	$412	$(136)	$390

Liquidity

Short Term Investments Position

15	Book Cash - Beginning	$732	$739	$666	$598	$713	$846	$974	$1,129	$1,267	$1,257	$1,233	$1,181	$1,212	$732	$846	$1,257	$732
16	Plus: Net Cash Flow	7	(73)	(68)	115	133	128	156	138	(10)	(24)	(52)	31	(90)	114	412	(136)	390
17	Plus: Revolver Draw/(Paydown)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
18	Plus: DIP/Escrow Cash Draw	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
19	Plus: Treasury Transfers	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Short Term Investments - Ending		$739	$666	$598	$713	$846	$974	$1,129	$1,267	$1,257	$1,233	$1,181	$1,212	$1,122	$846	$1,257	$1,122	$1,122

20	DIP/Escrow Cash	$225	$225	$225	$225	$225	$225	$225	$225	$225	$225	$225	$225	$225	$225	$225	$225	$225
21	Prof Fee Carveout Escrow	(78)	(78)	(79)	(79)	(85)	(85)	(90)	(90)	(90)	(90)	(100)	(100)	(100)	(85)	(90)	(100)	(100)
22	Posted ABL Cash Collateral / Cash Collateral L/C	(174)	(142)	(123)	(94)	(91)	(225)	(308)	(349)	(430)	(543)	(585)	(582)	(590)	(91)	(430)	(590)	(590)
23	Funded Reserve Account	(12)	(27)	(27)	(27)	(27)	(27)	(27)	(27)	(27)	(27)	(27)	(27)	(27)	(27)	(27)	(27)	(27)

Total Short Term Investments and Escrowed Funds		$701	$644	$593	$738	$867	$861	$928	$1,025	$934	$798	$695	$728	$630	$867	$934	$630	$630

Intra-Month Minimum		$593	$593	$593	$593	$593	$861	$861	$861	$861	$630	$630	$630	$630	$593	$861	$630	$593

Pre-Petition ABL Borrowing Base and Availability

24	Effective Borrowing Base	$1,325	$1,360	$1,380	$1,412	$1,414	$1,269	$1,180	$1,136	$1,048	$926	$881	$884	$875	$1,414	$1,048	$875	$875
25	Less: Outstanding ABL Draws	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)	(1,271)
26	Less: Letters of Credit	(129)	(129)	(129)	(129)	(129)	(129)	(129)	(129)	(129)	(129)	(129)	(129)	(129)	(129)	(129)	(129)	(129)

Subtotal		$(74)	$(40)	$(20)	$12	$15	$(130)	$(220)	$(264)	$(351)	$(473)	$(518)	$(516)	$(524)	$15	$(351)	$(524)	$(524)

27	Less: Pre-Petition Minimum Excess Availability	$(99)	$(102)	$(103)	$(106)	$(106)	$(95)	$(88)	$(85)	$(79)	$(69)	$(66)	$(66)	$(66)	(106)	(79)	(66)	(66)
28	Plus: Posted ABL Cash Collateral	174	142	123	94	91	225	308	349	430	543	585	582	590	91	430	590	590

Total		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Variance Report

(US $ MMs)

		1 Week From: 11-Oct to 17-Oct				4 Weeks From: 20-Sep to 17-Oct
Variance Report(1)	Week Beginning Week(s) Ending	Budget 11-Oct 17-Oct	Actual 11-Oct 17-Oct	Budget $	Variance %	Budget 20-Sep 17-Oct	Actual 20-Sep 17-Oct	Budget $	Variance %
	Net Sales	$135.7	$131.6	$(4.1)	-3.1%	$503.5	$516.7	$13.2	2.6%

Collections & Disbursements

Cash Receipts

1	Sales Receipts	$143.7	$143.2	$(0.5)	-0.3%	$528.7	$576.4	$47.6	9.0%
2	Other Receipts	2.4	2.0	(0.4)	-16.0%	96.7	84.4	(12.3)	-12.7%

Total Collections		$146.1	$145.2	$(0.8)	-0.6%	$625.5	$660.8	$35.3	5.6%

Operating Disbursements

3	Domestic Merchandise Vendor	$(34.3)	$(49.4)	$(15.2)	-44.3%	$(209.9)	$(243.1)	$(33.2)	-15.8%
4	Import Merchandise Vendor	(23.9)	(36.2)	(12.4)	-51.7%	(164.8)	(117.3)	47.5	28.8%
5	Sales, Use, and Other Taxes	(2.6)	(19.3)	(16.7)	-631.0%	(27.8)	(35.4)	(7.6)	-27.4%
6	Freight, Duty, and Broker	(8.2)	(7.1)	1.1	14.0%	(47.8)	(34.9)	12.8	26.9%
7	Payroll and Benefits	(39.4)	(40.9)	(1.4)	-3.7%	(123.1)	(118.6)	4.5	3.7%
8	Occupancy	(8.8)	(7.6)	1.1	12.8%	(55.7)	(46.1)	9.6	17.3%
9	Non-Marketing Operating (NFR)	(18.9)	(12.4)	6.5	34.2%	(66.2)	(72.1)	(5.9)	-8.9%
10	Marketing	(3.4)	(15.7)	(12.3)	-361.0%	(12.5)	(31.6)	(19.1)	-152.5%
11	Other	—	(0.1)	(0.1)	0.0%	—	(0.3)	(0.3)	0.0%

Total Operating Disbursements		$(139.5)	$(188.8)	$(49.4)	-35.4%	$(707.7)	$(699.4)	$8.4	1.2%

Non-Operating Disbursements

12	Debt Service and Fees	$(0.5)	$(0.5)	$—	0.0%	$(31.3)	$(34.4)	$(3.1)	-9.9%
13	Restructuring Professionals	(4.1)	(9.4)	(5.3)	-130.7%	(20.4)	(18.9)	1.4	7.0%
14	Other Non-Operating	(0.5)	(3.8)	(3.3)	-625.2%	(4.5)	(4.6)	(0.1)	-2.2%

Total Non-Operating Disbursements		$(5.1)	$(13.7)	$(8.6)	-168.5%	$(56.2)	$(58.0)	$(1.8)	-3.1%

Net Cash Flow		$1.5	$(57.3)	$(58.8)	3847.7%	$(138.4)	$(96.5)	$41.9	30.3%

Notes:

(1)	This variance report reflects measurements against the Third Updated DIP Budget

Variance Report

(US $ MMs)

		1 Week From: 25-Oct to 31-Oct				4 Weeks From: 4-Oct to 31-Oct
Variance Report(1)	Week Beginning Week(s) Ending	Budget 25-Oct 31-Oct	Actual 25-Oct 31-Oct	Budget $	Variance %	Budget 4-Oct 31-Oct	Actual 4-Oct 31-Oct	Budget $	Variance %
	Net Sales	$118.9	$105.4	$(13.5)	-11.4%	$499.5	$474.6	$(24.9)	-5.0%

Collections & Disbursements

Cash Receipts

1	Sales Receipts	$129.1	$122.0	$(7.1)	-5.5%	$520.1	$545.6	$25.5	4.9%
2	Other Receipts	4.6	2.9	(1.7)	-36.8%	38.2	12.2	(26.0)	-68.0%

Total Collections		$133.7	$124.9	$(8.8)	-6.6%	$558.3	$557.8	$(0.5)	-0.1%

Operating Disbursements

3	Domestic Merchandise Vendor	$(64.5)	$(49.7)	$14.8	22.9%	$(234.7)	$(198.7)	$36.1	15.4%
4	Import Merchandise Vendor	(20.7)	(26.2)	(5.4)	-26.1%	(95.1)	(111.9)	(16.9)	-17.8%
5	Sales, Use, and Other Taxes	(8.1)	(6.0)	2.1	25.7%	(29.5)	(34.6)	(5.0)	-17.1%
6	Freight, Duty, and Broker	(8.7)	(6.6)	2.2	24.9%	(46.4)	(41.9)	4.5	9.7%
7	Payroll and Benefits	(37.7)	(41.2)	(3.5)	-9.2%	(121.1)	(122.5)	(1.4)	-1.2%
8	Occupancy	(13.4)	(16.0)	(2.6)	-19.7%	(33.6)	(46.0)	(12.4)	-36.8%
9	Non-Marketing Operating (NFR)	(9.6)	(11.7)	(2.1)	-21.3%	(57.7)	(55.1)	2.6	4.5%
10	Marketing	(6.9)	(6.0)	0.9	13.4%	(30.6)	(34.3)	(3.7)	-12.2%
11	Other	—	(0.2)	(0.2)	0.0%	—	(0.5)	(0.5)	0.0%

Total Operating Disbursements		$(169.7)	$(163.5)	$6.2	3.6%	$(648.7)	$(645.5)	$3.2	0.5%

Non-Operating Disbursements

12	Debt Service and Fees	$(10.6)	$(10.3)	$0.3	3.1%	$(32.2)	$(33.5)	$(1.2)	-3.9%
13	Restructuring Professionals	(7.1)	(9.4)	(2.3)	-32.2%	(24.5)	(27.3)	(2.8)	-11.5%
14	Other Non-Operating	(0.7)	(0.2)	0.4	65.3%	(2.8)	(4.1)	(1.4)	-49.8%

Total Non-Operating Disbursements		$(18.4)	$(19.9)	$(1.5)	-8.3%	$(59.5)	$(64.9)	$(5.4)	-9.2%

Net Cash Flow		$(54.4)	$(58.5)	$(4.1)	7.6%	$(149.9)	$(152.6)	$(2.7)	1.8%

Notes:

(1)	This variance report reflects measurements against the Fifth Updated DIP Budget

Covenant Testing

(US $ MMs)

			4 Weeks From: 4-Oct to 31-Oct
Variance Report(1)			Budget 4-Oct 31-Oct	Actual 4-Oct 31-Oct	Variance to Budget %	Threshold Test
Cash Flow Tests		Test%
1) Actual Receipts						Test
1	Sales Receipts		$520.1	$545.6
2	Other Receipts		38.2	12.2

Total Receipts		85.0%	$558.3	$557.8	99.9%	Pass

2) Actual Disbs. to Merchandise Vendors						Test
3	Domestic Merchandise Vendor		$(234.7)	$(198.7)
4	Import Merchandise Vendor		(95.1)	(111.9)

Total Merchandise Vendor Disbursements		110.0%	$(329.8)	$(310.6)	94.2%	Pass

3) Actual Disbursements (excl. Pro Fees)
3	Domestic Merchandise Vendor		$(234.7)	$(198.7)
4	Import Merchandise Vendor		(95.1)	(111.9)
5	Sales, Use, and Other Taxes		(29.5)	(34.6)
6	Freight, Duty, and Broker		(46.4)	(41.9)
7	Payroll and Benefits		(121.1)	(122.5)
8	Occupancy		(33.6)	(46.0)
9	Non-Marketing Operating (NFR)		(57.7)	(55.1)
10	Marketing		(30.6)	(34.3)
11	Other		—	(0.5)

Operating Disbursements			$(648.7)	$(645.5)

10	Debt Service and Fees		(32.2)	(33.5)		Test
11	Other Non-Operating		(2.8)	(4.1)

Non-Operating Disbursements			$(35.0)	$(37.6)

Total Disbursements (excl. Pro Fees)		112.5%	$(683.6)	$(683.1)	99.9%	Pass

Notes:

(1)	This variance report reflects measurements against the Fifth Updated DIP Budget

Covenant Testing

(US $ MMs)

			Fifth Updated DIP Budget						Actuals Weekly Build Up
Variance Report(1)			10-Oct	17-Oct	24-Oct	31-Oct	Total	10-Oct	17-Oct	24-Oct	31-Oct	Total
Cash Flow Tests		Test%
1) Actual Receipts
1	Sales Receipts		$125.1	$135.8	$130.1	$129.1	$520.1	$142.6	$143.2	$137.7	$122.0	$545.6
2	Other Receipts		22.0	7.9	3.7	4.6	38.2	6.7	2.0	0.6	2.9	12.2

Total Receipts		85.0%	$147.1	$143.6	$133.8	$133.7	$558.3	$149.3	$145.2	$138.3	$124.9	$557.8

2) Actual Disbs. to Merchandise Vendors
3	Domestic Merchandise Vendor		$(61.0)	$(53.3)	$(56.0)	$(64.5)	$(234.7)	$(56.7)	$(49.4)	$(42.9)	$(49.7)	$(198.7)
4	Import Merchandise Vendor		(21.9)	(26.9)	(25.5)	(20.7)	(95.1)	(23.1)	(36.2)	(26.5)	(26.2)	(111.9)

Total Merchandise Vendor Disbursements		110.0%	$(83.0)	$(80.2)	$(81.4)	$(85.2)	$(329.8)	$(79.7)	$(85.7)	$(69.3)	$(75.9)	$(310.6)

3) Actual Disbursements (excl. Pro Fees)
3	Domestic Merchandise Vendor		$(61.0)	$(53.3)	$(56.0)	$(64.5)	$(234.7)	$(56.7)	$(49.4)	$(42.9)	$(49.7)	$(198.7)
4	Import Merchandise Vendor		(21.9)	(26.9)	(25.5)	(20.7)	(95.1)	(23.1)	(36.2)	(26.5)	(26.2)	(111.9)
5	Sales, Use, and Other Taxes		(2.3)	(13.0)	(6.2)	(8.1)	(29.5)	(2.8)	(19.3)	(6.4)	(6.0)	(34.6)
6	Freight, Duty, and Broker		(7.6)	(7.5)	(22.5)	(8.7)	(46.4)	(7.0)	(7.1)	(21.3)	(6.6)	(41.9)
7	Payroll and Benefits		(15.5)	(40.7)	(27.1)	(37.7)	(121.1)	(19.2)	(40.9)	(21.3)	(41.2)	(122.5)
8	Occupancy		(5.2)	(8.2)	(6.8)	(13.4)	(33.6)	(6.9)	(7.6)	(15.5)	(16.0)	(46.0)
9	Non-Marketing Operating (NFR)		(16.9)	(14.6)	(16.5)	(9.6)	(57.7)	(15.9)	(12.4)	(15.1)	(11.7)	(55.1)
10	Marketing		(5.1)	(13.3)	(5.3)	(6.9)	(30.6)	(6.7)	(15.7)	(6.0)	(6.0)	(34.3)
11	Other		—	—	—	—	—	(0.1)	(0.1)	(0.1)	(0.2)	(0.5)

Operating Disbursements			$(135.6)	$(177.6)	$(165.9)	$(169.7)	$(648.7)	$(138.2)	$(188.8)	$(155.0)	$(163.5)	$(645.5)

10	Debt Service and Fees		(20.6)	(0.5)	(0.5)	(10.6)	(32.2)	(22.2)	(0.5)	(0.5)	(10.3)	(33.5)
11	Other Non-Operating		(0.7)	(0.7)	(0.7)	(0.7)	(2.8)	(0.0)	(3.8)	(0.1)	(0.2)	(4.1)

Non-Operating Disbursements			$(21.3)	$(1.2)	$(1.2)	$(11.3)	$(35.0)	$(22.2)	$(4.3)	$(0.6)	$(10.5)	$(37.6)

Total Disbursements (excl. Pro Fees)		112.5%	$(156.9)	$(178.8)	$(167.1)	$(180.9)	$(683.6)	$(160.4)	$(193.1)	$(155.5)	$(174.0)	$(683.1)

Notes:

(1)	This variance report reflects measurements against the Fifth Updated DIP Budget

Book Cash Report

(USD $)

		Book Cash Balance
Consolidated Book Cash Accounts		31-Oct-20
Debtor Accounts
1	Short Term Investment	$476,177,270
2	Escrows	12,602,744
3	International (incl. non-Debtors)	12,845,184
4	Store Accounts	4,187,451
5	Other Operating Accounts	269,296,782
6	Other Domestic non-Debtor Accounts	4,460,436
7	Cash on Hand (In Stores)	26,243,378
8	Cash In Transit	7,824,555

Total Holdings and Subsidiaries Book Cash		$813,637,800

	Test Threshold	$50,000,000

	Minimum Required Book Cash	Pass

Allocation of Disbursements Report

(US $)

4 Weeks From Week Ending: 12-Sep to 03-Oct
Disbursement Type	Retail	Total
Tradeweave (International Merchandise)	$103,350,531	$103,350,531
Oracle 11i (Domestic Merchandise)	271,939,678	271,939,678
Payroll & Benefits	111,791,766	114,893,901
Oracle R12 (NFR)	151,876,064	156,121,848
Treasury	69,762,542	93,137,619
Other	1,387,767	1,720,654

Total Disbursements	$710,108,348	$741,164,232

Note: Total disbursements of $741.2 million includes $8.7 million of disbursements allocated to encumbered real estate, $18.2 million of disbursements allocated to unencumbered real estate and $4.1 million of disbursements allocated to intellectual property.

ABL Monthly Borrowing Base

For the period ended October 3, 2020

A.	Available Credit Card Receivables	$28,476,593
B.	Available Inventory	$1,400,363,911
C.	Availability Reserves	$141,369,100
D.	Borrowing Base (A+B-C)	$1,287,471,404
	Lower of:
	Borrowing Base	$1,287,471,404
	Revolving Commitment	$2,350,000,000
E.				$1,287,471,404
	Revolving Credit Outstandings:
	Revolving Loans	$1,265,290,212
	Standby Letters of Credit	$134,077,679
	Commercial Letters of Credit	$0
F.	Total Revolving Credit Outstandings			$1,399,367,892
G.	Facility Availability (E-F)		-$	111,896,488
H.	Minimum Excess Availability (7.5% of E up to $200,000,000)			$96,560,355
I.	Facility Availability After Minimum Excess Availability Covenant (G-H)		-$	208,456,843

ABL Weekly Borrowing Base

For the period ended October 31, 2020

A.	Available Credit Card Receivables	$19,377,187
B.	Available Inventory	$1,482,603,194
C.	Availability Reserves	$140,317,861
D.	Borrowing Base (A+B-C)	$1,361,662,520
	Lower of:
	Borrowing Base	$1,361,662,520
	Revolving Commitment	$2,350,000,000
E.				$1,361,662,520
	Revolving Credit Outstandings:
	Revolving Loans	$1,270,662,138
	Standby Letters of Credit	$123,889,363
	Commercial Letters of Credit	$0
F.	Total Revolving Credit Outstandings			$1,394,551,501
G.	Facility Availability (E-F)		-$	32,888,981
H.	Minimum Excess Availability (7.5% of E up to $200,000,000)			$102,124,689
I.	Facility Availability After Minimum Excess Availability Covenant (G-H)		-$	135,013,670

Lease Restructuring Savings Summary

	Store Count	FY 2020 Savings	FY 2021 Savings	FY 2022 Savings	FY 2023+ Savings	Total Term Reduction Savings	Total Rent Abatement	Total Rent Deferral	Total Debtor Cure	Total Cure Waiver	Total Cure Deferral	Total Deal Savings (not incl. Cure)
Approved - JCP & Lenders	157	$33,672,464	$24,780,936	$20,717,692	$35,156,179	$0	$15,828,875	$0	$4,358,764	$4,249,584	$0	$114,327,271
Approved by Company	23	$5,271,626	$4,141,845	$3,593,825	$6,327,727	$0	$2,686,692	$0	$645,576	$645,577	$0	$19,335,022
Pending Approval by Company	—	—	—	—	—	—	—	—	—	—	—	—
Negotiations Ongoing	269	—	—	—	—	—	—	—	—	—	—	—
No Deal Possible	0	—	—	—	—	—	—	—	—	—	—	—

TOTALS (Approved & Submitted)	180	$38,944,090	$28,922,781	$24,311,517	$41,483,905	$0	$18,515,567	$0	$5,004,340	$4,895,161	$0	$133,662,293

Forecasted Performance Summary

	Store Count	FY 2020 Sales	FY 2021 Sales	FY 2022 Sales	FY 2020 Unallocated Store Contribution Profit		FY 2021 Unallocated Store Contribution Profit	FY 2022 Unallocated Store Contribution Profit	FY 2020 Unallocated Store Contribution Margin (Mean)	FY 2020 Unallocated Store Contribution Margin (Median)	FY 2021 Unallocated Store Contribution Margin (Mean)	FY 2021 Unallocated Store Contribution Margin (Median)
Approved - Lease Restructuring Approved by Company and Lenders	157	$875,138,339	$1,419,187,686	$1,415,208,636	-$	19,592,382	$115,911,577	$171,811,263	-2.11%	-1.87%	7.72%	8.77%
Approved - Lease Restructuring Approved by Company Only	23	$146,356,954	$243,193,453	$247,984,550	-$	562,338	$23,608,790	$32,973,591	-0.66%	0.22%	9.60%	9.69%

Forecasted Performance with Lease Restructuring Summary

	Store Count	FY 2020 Sales	FY 2021 Sales	FY 2022 Sales	FY 2020 Unallocated Store Contribution Profit	FY 2021 Unallocated Store Contribution Profit	FY 2022 Unallocated Store Contribution Profit	FY 2020 Unallocated Store Contribution Margin (Mean)	FY 2020 Unallocated Store Contribution Margin (Median)	FY 2021 Unallocated Store Contribution Margin (Mean)	FY 2021 Unallocated Store Contribution Margin (Median)
Approved - Lease Restructuring Approved by Company and Lenders	157	$875,138,339	$1,419,187,686	$1,415,208,636	$14,080,082	$140,692,513	$192,528,955	1.87%	1.94%	10.37%	10.26%
Approved - Lease Restructuring Approved by Company Only	23	$146,356,954	$243,193,453	$247,984,550	$4,709,288	$27,750,635	$36,567,416	3.21%	2.75%	11.49%	11.24%

Note: Tables above reflect information as of November 3, 2020